Goodwill	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Goodwill
Goodwill

Goodwill
($ millions)	December 31, 2017	December 31, 2016
Beginning of year	679	700
Exchange adjustments	(46)	(21)
End of year	633	679

As at December 31, 2017, the Company's goodwill balance related entirely to the Lima Refinery. For impairment testing purposes, the recoverable amount of the Lima Refinery CGU was estimated using the higher of FVLCS and VIU methodology based on cash flows expected over a 50-year period and discounted using a pre-tax discount rate of 8 percent (2016 – 8 percent).
The value-in-use calculation for the Lima Refinery CGU is sensitive to changes in discount rate, forecasted crack spreads and growth rate. The discount rate is derived from the Company’s post-tax weighted average cost of capital with appropriate adjustments made to reflect the risks specific to the refinery. Forecasted crack spreads are based on quoted near-month contracts for WTI and spot prices for gasoline and diesel, and are consistent with crack spreads used in the Company's long range plan.
Cash flow projections for the initial 10-year period are based on long range plan future cash flows and inflated by a 2 percent long-term growth rate for the remaining 40-year period. The inflation rate was based upon an average expected inflation rate for the U.S. of 2 percent (2016 – 2 percent). As at December 31, 2017, the recoverable amount exceeded the carrying amount and no impairment was identified.
The Company used the market capitalization and comparative market multiplier to corroborate discounted cash flow results.